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              UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

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                                 FORM 8-K



                               CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  April 22, 1999
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                          SEROLOGICALS CORPORATION
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(Exact name of registrant as specified in its charter)

        Delaware                    0-26126               58-2152225
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    (State of other        (Commission file number)      (IRS Employer
      jurisdiction)                                     identification No.)


          780 Park North Blvd.
               Suite 110
           Clarkston, Georgia                          30021
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  (Address of Principal executive offices)           (Zip code)

Registrant's telephone number, including area code:  (404) 296-5595
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(Former name or former address, if changed since last report)


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Item 5.  Other Events

     On April 22, 1999, Serologicals Corporation issued a press release, the text of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference, announcing that the Board of Directors has authorized the investment of up to $20 million to repurchase shares of the Company's common stock.





Item 7.  Financial Statements and Exhibits

         a)  Exhibits

             99.1  Press Release of the Company dated April 22, 1999











SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Serologicals Corporation
                                                (Registrant)



Date:  April 23, 1999                    By: /s/ Russell H. Plumb
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                                             Russell H. Plumb
                                             Vice President/Chief Financial
                                             Officer (Principal Financial
                                             and Accounting Officer)